MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the September 10, 1997 Determination Date

                      For the August 1997 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is September 10, 1997, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   279,098,908.42

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    32,378,968.87

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   246,719,939.55

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,544,690,885.77

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$   843,138,859.83

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of September 1997.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-2

                    For the September 10, 1997 Determination Date

                      For the August 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    49,818,637.25

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-2 was equal
    to......................................................$     3,975,121.25

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-2 was equal to...$    45,843,516.00

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    31,117,978.39

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,142,857.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    27,142,857.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding Transfer
    Date is equal to........................................$       117,012.04

   (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
   Transfer Date is equal to................................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$    27,142,857.14
    Payable in respect of interest.........................$     1,220,563.66
    Total..................................................$    28,363,420.80

    Class B Certificateholders
    Payable in respect of principal........................$             0.00
    Payable in respect of interest.........................$       104,234.74
    Total..................................................$       104,234.74

8.   No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the September 10, 1997 Determination Date

                      For the August 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    51,859,915.73

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
    to......................................................$     6,016,399.73

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$    45,843,516.00

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     6,016,399.73

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$       177,099.30

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
    Transfer Date is equal to...............................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,915,015.70
    Total..................................................$      1,915,015.70

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        103,373.63
    Total..................................................$        103,373.63

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the September 10, 1997 Determination Date

                      For the August 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    51,859,915.73

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     6,016,399.73

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    45,843,516.00

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     6,016,399.73

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       177,099.30

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,893,658.13
    Total..................................................$      1,893,658.13

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        107,638.15
    Total..................................................$        108,638.15

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the September 10, 1997 Determination Date

                      For the August 1997 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    64,824,894.69

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     7,520,499.66

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    57,304,395.03

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,520,499.66

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       221,374.16

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      2,112,516.10
    Total..................................................$      2,112,516.10

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        173,571.13
    Total..................................................$        173,571.13

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        153,308.80
    Total..................................................$        153,308.80

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       35
Monthly Period Ended                                          August 31, 1997
Distribution Date                                          September 15, 1997
Determination Date                                         September 10, 1997
Number of Days in Period                                                   31

1.  Trust Activity Series 1994-2

    Beginning of Month - Aggregate Principal Receivables   2,152,713,937.02(1)

    Principal Collections on the Receivables                    246,719,939.55

    Finance Charge Collections on the Receivables                32,378,968.87

    Receivables in Defaulted Accounts                            11,952,443.63

    End of Month - Aggregate Principal Receivables            2,544,690,885.77

    Investor Interest Series 1994-2                             237,142,857.14
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Investor Interest Series 1997-1                             500,000,000.00
    Seller Principal Receivables                              1,007,548,028.63

    Total Investor Percentage with respect to...
                           Finance Charges                          9.3191224%
                           Charged-Off Accounts                     9.3191224%
                           Principal Receivables                   15.7190016%

    Class A Percentage with respect to...
                           Finance Charges                          8.5331723%
                           Charged-Off Accounts                     8.5331723%
                           Principal Receivables                   14.9330515%

    Class B Percentage with respect to...
                           Finance Charges                          0.7859501%
                           Charged-Off Accounts                     0.7859501%
                           Principal Receivables                    0.7859501%

    Seller Percentage with respect to ...
                           Finance Charges                         39.5941226%
                           Charged-Off Accounts                    39.5941226%
                           Principal Receivables                   33.1942434%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                  3,674,301.26

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                1,220,563.66
     Unpaid Class A Monthly Cap Interest                                  0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 407,142.86
     Unpaid Class A Monthly Servicing Fee                                 0.00

    Class A Investor Default Amount                               1,356,339.63
     Unpaid Class A Investor Default Amount                               0.00

    Unreimbursed Class A Investor Charge-offs                             0.00
     Unpaid unreimbursed Class A Investor Charge-offs                     0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                    690,255.11

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    300,819.99

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  104,234.74
      Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  33,333.33
      Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                 111,045.35
     Unpaid Class B Investor Default Amount                               0.00

    Unreimbursed Class B Investor Charge-offs                             0.00
     Unpaid unreimbursed Class B Investor Charge-offs                     0.00

    Excess Spread from Class B Finance Charge Collections            52,206.56

    Class B Required Amount                                              0.00

    Total Excess Spread                                            742,461.67

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                        0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class A Investor Charge-offs                                      0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unreimbursed Class A Investor Charge-offs               0.00
      Remaining Class A Required Amount                                  0.00

    Class B Investor Interest used to satisfy remaining Class A
     Required Amount                                                     0.00
    Class B Investor Interest used to satisfy remaining Unpaid
     Class A Monthly Cap Interest                                        0.00
    Class B Investor Interest used to satisfy remaining Unpaid
     Class A Monthly Servicing Fee                                       0.00
    Class B Investor Interest used to satisfy remaining Unpaid
     Class A Investor Default Amount                                     0.00
    Class B Investor Interest used to satisfy remaining Class A
     Investor Charge-offs                                                0.00
    Remaining Class A Required Amount                                    0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Interest     0.00

    Excess Spread used to satisfy deposits into Required Cash Collateral
     Account                                                             0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement      742,461.67

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after funding Spread Account
     (Shortfall) (dollars)                                               0.00
    Remaining Excess Spread after funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       0.00%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             45,843,516.00

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                 27,142,857.14

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 20,168,043.84

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                 0.00

    Required Shared Finance Charge Collections for other
     Series                                                              0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                              0.00

    Total Distribution to Class A Investors                     28,363,420.81
    Total Distribution to Class A Investors per $1,000 Invested         74.64

    Total Distribution to Class B Investors                        104,234.74
    Total Distribution to Class B Investors per $1,000 Invested          5.21

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.80234%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,220,563.66

    Expected Class A Principal                                 244,285,714.29
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,220,563.66
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 3.21

    Class B Certificate Rate                                          6.05234%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        104,234.74

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            104,234.74
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.21

    Total Certificate Interest Distributable to
     Certificateholders                                          1,324,798.41
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 3.31

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                264,285,714.29

    Beginning Class A Interest                                 244,285,714.29

    Class A Available Principal Collections                     43,551,340.20
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             44,907,679.83

    Class A Monthly Principal Reinvested in Receivables         17,764,822.69

    Class A Controlled Amortization Amount                      27,142,857.14

    Maximum Monthly Principal to Class A Certificateholders     27,142,857.14

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders     27,142,857.14
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                         71.43

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,292,175.80
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,403,221.15

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,403,221.15

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   237,142,857.14
    Ending Class A Interest                                    217,142,857.14
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.5928571

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         244,285,714.29
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 264,285,714.29

   Class A Monthly Servicing Fee                                   407,142.86
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    440,476.19

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  26,228,571.43

    Required Cash Collateral Account Amount                     23,785,714.29

    Excess Spread used to satisfy payments per Loan Agreement      742,461.67

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         51,178.10

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              23,785,714.29
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             129,909,625.59
                           Percent Dollars                              5.11%
                           Number of Accts                             43,370
                           Percent Number of Accts                      2.60%

    31-60 days past due    Dollars                              31,724,657.36
                           Percent Dollars                              1.25%
                           Number of Accts                             10,247
                           Percent Number of Accts                      0.61%

    61-90 days past due    Dollars                              17,557,297.14
                           Percent Dollars                              0.69%
                           Number of Accts                              5,215
                           Percent Number of Accts                      0.31%

    91-120 days past due   Dollars                              13,658,829.68
                           Percent Dollars                              0.54%
                           Number of Accts                              3,821
                           Percent Number of Accts                      0.23%

   121-150 days past due   Dollars                              11,597,947.19
                           Percent Dollars                              0.46%
                           Number of Accts                              3,087
                           Percent Number of Accts                      0.18%

   151-180 days past due   Dollars                               9,818,163.95
                           Percent Dollars                              0.39%
                           Number of Accts                              2,536
                           Percent Number of Accts                      0.15%

   181 + days past due     Dollars                              15,133,558.50
                           Percent Dollars                              0.59%
                           Number of Accts                              3,864
                           Percent Number of Accts                      0.23%

9. Base Rate Calculation

   Gross Yield                                                      18.05% (1)
   Percentage of Defaulted Accounts                                  6.66% (1)

   Portfolio Yield   (net of losses)                                11.39% (1)

   Base Rate                                                         7.82%

   Excess of Portfolio Yield over Base Rate                          3.57% (1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    213,468
    Number of Removed Accounts                                        13,688
    Number of Automatic Additonal Accounts                               503
    Ending Number of Accounts                                      1,670,452

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on August 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield                                  15.15%
Receivables in Defaulted Accounts             5.59%
Portfolio Yield (net of losses)               9.56%

Excess of Portfolio Yield over Base Rate:
Series 1994-2                                 1.74%
Series 1995-1                                 1.70%
Series 1996-1                                 1.75%
Series 1997-1                                 1.89%




              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      30
Monthly Period Ended                                         August 31, 1997
Distribution Date                                         September 15, 1997
Determination Date                                        September 10, 1997
Number of Days in Period                                                  31

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables   2,152,713,937.02(1)

    Principal Collections on the Receivables                   246,719,939.55

    Finance Charge Collections on the Receivables               32,378,968.87

    Receivables in Defaulted Accounts                           11,952,443.63

    End of Month - Aggregate Principal Receivables           2,544,690,885.77

    Investor Interest Series 1994-2                            237,142,857.14
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Seller Principal Receivables                             1,007,548,028.63

    Total Investor Percentage with respect to...
                           Finance Charges                        15.7190016%
                           Charged-Off Accounts                   15.7190016%
                           Principal Receivables                  15.7190016%

    Class A Percentage with respect to...
                           Finance Charges                        14.9330515%
                           Charged-Off Accounts                   14.9330515%
                           Principal Receivables                  14.9330515%

    Class B Percentage with respect to...
                           Finance Charges                         0.7859501%
                           Charged-Off Accounts                    0.7859501%
                           Principal Receivables                   0.7859501%

    Seller Percentage with respect to ...
                           Finance Charges                        39.5941226%
                           Charged-Off Accounts                   39.5941226%
                           Principal Receivables                  33.1942434%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,715,579.74

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,915,015.70
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,109,861.65
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Finance Charge Collections        1,057,369.06

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   300,819.99

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 103,373.63
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                111,045.35
     Unpaid Class B Investor Default Amound                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Finance Charge Collections           53,067.68

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,110,436.74

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class A Investor Charge-offs                                      0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining Unpaid Unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Class A Monthly Cap Interest                               0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Class A Monthly Servicing Fee                              0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Class A Investor Default Amount                            0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       Unpaid Unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class B
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining Unpaid Class B
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Investor
     Interest                                                            0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,110,436.74

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account (dollars)       0.00
    Remaining Excess Spread after Funding Spread Account (percentage
     of Investor Interest)                                               0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             45,843,516.00

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 48,064.423.00

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other
     Series                                                              0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,915,015.70
    Total Distribution to Class A Investors per $1,000 Invested          5.04

    Total Distribution to Class B Investors                        103,373.63
    Total Distribution to Class B Investors per $1,000 Invested          5.17

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.85234%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,915,015.70

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,915,015.70
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 5.04

    Class B Certificate Rate                                         6.00234%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         103,373.63

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            103,373.63
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.17

    Total Certificate Interest Distributable to
     Certificateholders                                          2,018,389.33
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 5.05

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     43,551.340.20
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             45,661,201.85

    Class A Monthly Principal Reinvested in Receivables         45,661,201.85

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,292,175.80
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,403,221.15

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reduction of Interest                                        0.00
    Prior Month's Cumulative Class B Reduction of Interest               0.00

    Class B Monthly Principal Reinvested in Receivables          2,403,221.15

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,110,436.74

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         61,885.13

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             129,909,625.59
                           Percent Dollars                              5.11%
                           Number of Accts                             43,370
                           Percent Number of Accts                      2.60%

    31-60 days past due    Dollars                              31,724,657.36
                           Percent Dollars                              1.25%
                           Number of Accts                             10,247
                           Percent Number of Accts                      0.61%

    61-90 days past due    Dollars                              17,557,297.14
                           Percent Dollars                              0.69%
                           Number of Accts                              5,215
                           Percent Number of Accts                      0.31%

    91-120 days past due   Dollars                              13,658,829.68
                           Percent Dollars                              0.54%
                           Number of Accts                              3,821
                           Percent Number of Accts                      0.23%

    121-150 days past due  Dollars                              11,597,947.19
                           Percent Dollars                              0.46%
                           Number of Accts                              3,087
                           Percent Number of Accts                      0.18%

    151-180 days past due  Dollars                               9,818,163.95
                           Percent Dollars                              0.39%
                           Number of Accts                              2,536
                           Percent Number of Accts                      0.15%

    181 + days past due    Dollars                              15,133,558.50
                           Percent Dollars                              0.59%
                           Number of Accts                              3,864
                           Percent Number of Accts                      0.23%

9. Base Rate Calculation

   Gross Yield                                                      18.05% (1)

   Percentage on Default Accounts                                    6.66% (1)

   Portfolio Yield   (net of losses)                                11.39% (1)

   Base Rate                                                         7.86%

   Excess of Portfolio Yield over Base Rate                          3.53% (1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    213,468
    Number of Removed Accounts                                        13,688
    Number of Automatic Additonal Accounts                               503
    Ending Number of Accounts                                      1,670,452

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on August 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield                                  15.15%
Receivables in Defaulted Accounts             5.59%
Portfolio Yield (net of losses)               9.56%

Excess of Portfolio Yield over Base Rate:
Series 1994-2                                 1.74%
Series 1995-1                                 1.70%
Series 1996-1                                 1.75%
Series 1997-1                                 1.89%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      14
Monthly Period Ended                                         August 31, 1997
Distribution Date                                         September 15, 1997
Determination Date                                        September 10, 1997
Number of Days in Period                                                  31

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables   2,152,713,937.02(1)

    Principal Collections on the Receivables                   246,719,939.55

    Finance Charge Receivables                                  32,378,968.87

    Receivables in Defaulted Accounts                           11,952,443.63

    End of Month - Aggregate Principal Receivables           2,544,690,885.77

    Investor Interest Series 1994-2                            237,142,857.14
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Seller Principal Receivables                             1,007,548,028.63

    Total Investor Percentage with respect to...
                           Finance Charges                        15.7190016%
                           Charged-Off Accounts                   15.7190016%
                           Principal Receivables                  15.7190016%

    Class A Percentage with respect to...
                           Finance Charges                        14.8937540%
                           Charged-Off Accounts                   14.8937540%
                           Principal Receivables                  14.8937540%

    Class B Percentage with respect to...
                           Finance Charges                         0.8252476%
                           Charged-Off Accounts                    0.8252476%
                           Principal Receivables                   0.8252476%

    Seller Percentage with respect to ...
                           Finance Charges                        39.5941226%
                           Charged-Off Accounts                   39.5941226%
                           Principal Receivables                  33.1942434%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,700,583.74

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,893,658.13
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              2,104,309.38
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Funds                   1,070,904.56

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   315,860.99

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 107,638.15
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                116,597.62
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid Unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    56,625.22

    Class B Required Amount                                              0.00

    Total Excess Spread                                           1,127,529.78

    Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy Remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining Unpaid
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy Remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       Unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy Remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Cap Interest                                              0.00
      Cash Collateral Withdrawal used to satisfy Unpaid Class B
       Monthly Servicing Fee                                             0.00
      Cash Collateral Withdrawal used to satisfy Class B Investor
       Default Amount                                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining
       Unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,127 529.78

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (dollars)                                                           0.00
    Remaining Excess Spread after Funding Spread Account
     (percentage of Investor Interest)                                   0.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             45,843,516.00

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 48,064.423.00

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,893,658.13
    Total Distribution to Class A Investors per $1,000 Invested          5.00

    Total Distribution to Class B Investors                        107,638.15
    Total Distribution to Class B Investors per $1,000 Invested          5.13

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.80234%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,893,658.13

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,893,658.13
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 5.00

    Class B Certificate Rate                                         5.95234%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        107,638.15

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            107,638.15
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.13

    Total Certificate Interest Distributable to
     Certificateholders                                          2,001,296.28

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 5.00

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     43,436,731.41
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             45,541,040.79

    Class A Monthly Principal Reinvested in Receivables         45,541,040.79

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment  0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,406,784.59
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,523,382.21

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal               0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,523,382.21

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    1.000000

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        379,000,000.00
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                400,000,000.00

    Class A Monthly Servicing Fee                                  631,666.67
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,127,529.78

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         79,025.00

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-30 days past due     Dollars                             129,909,625.59
                           Percent Dollars                              5.11%
                           Number of Accts                             43,370
                           Percent Number of Accts                      2.60%

    31-60 days past due    Dollars                              31,724,657.36
                           Percent Dollars                              1.25%
                           Number of Accts                             10,247
                           Percent Number of Accts                      0.61%

    61-90 days past due    Dollars                              17,557,297.14
                           Percent Dollars                              0.69%
                           Number of Accts                              5,215
                           Percent Number of Accts                      0.31%

    91-120 days past due   Dollars                              13,658,829.68
                           Percent Dollars                              0.54%
                           Number of Accts                              3,821
                           Percent Number of Accts                      0.23%

    121-150 days past due  Dollars                              11,597,947.19
                           Percent Dollars                              0.46%
                           Number of Accts                              3,087
                           Percent Number of Accts                      0.18%

    151-180 days past due  Dollars                               9,818,163.95
                           Percent Dollars                              0.39%
                           Number of Accts                              2,536
                           Percent Number of Accts                      0.15%

    181 + days past due    Dollars                              15,133,558.50
                           Percent Dollars                              0.59%
                           Number of Accts                              3,864
                           Percent Number of Accts                      0.23%

9. Base Rate Calculation

   Gross Yield                                                      18.05% (1)

   Percentage on Defaulted Accounts                                  6.66% (1)

   Portfolio Yield   (net of losses)                                11.39% (1)

   Base Rate                                                         7.81%

   Excess of Portfolio Yield over Base Rate                          3.58% (1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                    213,468
    Number of Removed Accounts                                        13,688
    Number of Automatic Additonal Accounts                               503
    Ending Number of Accounts                                      1,670,452

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on August 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield                                  15.15%
Receivables in Defaulted Accounts             5.59%
Portfolio Yield (net of losses)               9.56%

Excess of Portfolio Yield over Base Rate:
Series 1994-2                                 1.74%
Series 1995-1                                 1.70%
Series 1996-1                                 1.75%
Series 1997-1                                 1.89%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       6
Monthly Period Ended                                         August 31, 1997
Distribution Date                                         September 15, 1997
Determination Date                                        September 10, 1997
Number of Days in Period                                                  31

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables  2,152,713,937.02 (1)

    Principal Collections on the Receivables                  246,719,939.55

    Finance Charge Collections                                 32,378,968.87

    Receivables in Defaulted Accounts                          11,952,443.63

    End of Month - Aggregate Principal Receivables          2,544,690,885.77

    Investor Interest Series 1994-2                           237,142,857.14
    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Seller Principal Receivables                            1,007,548,028.63

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       19.6487519%
                           Charged-Off Accounts                  19.6487519%
                           Principal Receivables                 19.6487519%


    Class A Percentage with respect to...
                           Finance Charges                       16.7014392%
                           Charged-Off Accounts                  19.7014392%
                           Principal Receivables                 19.7014392%

    Class B Percentage with respect to...
                           Finance Charges                        1.3262908%
                           Charged-Off Accounts                   1.3262908%
                           Principal Receivables                  1.3262908%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.6210220%
                           Charged-Off Accounts                   1.6210220%
                           Principal Receivables                  1.6210220%

    Seller Percentage with respect to...
                           Finance Charges                       39.5941226%
                           Charged-Off Accounts                  39.5941226%
                           Principal Receivables                 33.1942434%

    Discount Percentage                                                  N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,392,424.71

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              2,112,516.10
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,359,713.69
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,211,861.59

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  507,633.73

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                173,571.13
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               187,389.03
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                      90,423.57

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                620,441.22

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   551,691.22

    Total Excess Spread                                          1,853,976.38

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining Unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining Unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining Unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining Unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining Unpaid Unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining Unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy Unpaid Unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining Unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       Unpaid Unreimbursed  Class A Investor Charge-offs                0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B  Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining Unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       Unpaid Unreimbursed Class A Investor Charge-offs                 0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining Unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy Unpaid Unreimbursed
       Class B Investor Charge-offs                                     0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining Unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       Unpaid Unreimbursed  Class B Investor Charge-offs                0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining Unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       Unpaid Unreimbursed  Class B Investor Charge-offs                0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         153,308.80
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       229,031.03
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement    1,471,636.55

    Remaining unfunded amount to pay amounts per Loan Agreement         0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,471,636.55
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.53%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid Unreimbursed Class A Charge Offs                             0.00
    Unpaid Unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid Unreimbursed Class B Charge Offs                             0.00
    Unpaid Unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   60,080,528.75
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              60,080,528.75

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                60,080,528.75

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     2,112,516.10
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.97

    Total Distribution to Class B Investors                       173,571.13
    Total Distribution to Class B Investors per $1,000
     Invested                                                           5.14

    Total Distribution to Collateral Interest Holders             153,308.80
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.72

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.77234%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          2,112,516.10
    Class A Monthly Interest                                   2,112,516.10

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        2,112,516.10
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.97

    Class B Certificate Rate                                        5.97234%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            173,571.13
    Class B Monthly Interest                                     173,571.13

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          173,571.13
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.14

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,286,087.23

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.98

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               60,080,528.75
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   1.000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 153,308.80
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.72
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        229,031.03
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           129,909,625.59
                           Percent Dollars                             5.11%
                           Number of Accts                           43,370
                           Percent Number of Accts                     2.60%

    31-60 days past due    Dollars                            31,724,657.36
                           Percent Dollars                             1.25%
                           Number of Accts                           10,247
                           Percent Number of Accts                     0.61%

    61-90 days past due    Dollars                            17,557,297.14
                           Percent Dollars                             0.69%
                           Number of Accts                            5,215
                           Percent Number of Accts                     0.31%

    91-120 days past due   Dollars                            13,658,829.68
                           Percent Dollars                             0.54%
                           Number of Accts                            3,821
                           Percent Number of Accts                     0.23%

    121-150 days past due  Dollars                            11,597,947.19
                           Percent Dollars                             0.46%
                           Number of Accts                            3,087
                           Percent Number of Accts                     0.18%

    151-180 days past due  Dollars                             9,818,163.95
                           Percent Dollars                             0.39%
                           Number of Accts                            2,536
                           Percent Number of Accts                     0.15%

    181 + days past due    Dollars                            15,133,558.50
                           Percent Dollars                             0.59%
                           Number of Accts                            3,864
                           Percent Number of Accts                     0.23%

10. Base Rate Calculation

    Gross Yield                                                     18.05% (1)

    Percentage on Defaulted Accounts                                 6.66% (1)

    Portfolio Yield   (net of losses)                               11.39% (1)

    Base Rate                                                           7.67%

    Excess of Portfolio Yield over Base Rate                         3.72% (1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                   213,468
    Number of Removed Accounts                                       13,688
    Number of Automatic Additonal Accounts                              503
    Ending Number of Accounts                                     1,670,452

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the addition of accounts to the Trust on August 1, 1997. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield                                  15.15%
Receivables in Defaulted Accounts             5.59%
Portfolio Yield (net of losses)               9.56%

Excess of Portfolio Yield over Base Rate:
Series 1994-2                                 1.74%
Series 1995-1                                 1.70%
Series 1996-1                                 1.75%
Series 1997-1                                 1.89%